EXHIBIT 32.1


                   STATEMENT OF CHIEF EXECUTIVE OFFICER AND
          CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. {section} 1350

      In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2006 (the "Form 10-Q") of Grayson Bankshares, Inc. (the "Company"), we, Jacky K. Anderson, Chief Executive Officer of the Company, and Blake M. Edwards, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

      (a) the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Form 10-Q.



      By:   /s/ Jacky K, Anderson              Date: March 15, 2006
            ----------------------------             ---------------------------
            Jacky K. Anderson
            Chief Executive Officer



      By:   /s/ Blake M. Edwards               Date: March 15, 2006
            ----------------------------             ---------------------------
            Blake M. Edwards
            Chief Financial Officer